UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2009

KAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-97201	98-0360062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center 14th Floor Jl. Jenderal Sudirman Kav. 29-31 Jakarta, Indonesia	12920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (62) 21 5211110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2009, KAL Energy, Inc. and its subsidiary Thatcher Mining Pte. Ltd. (the “Company”) entered into a Letter of Intent with Indo Mines Ltd. and Indo Energy Pty Ltd. (“Indo”) for the purpose of establishing and operating a joint venture to conduct phase II exploration on, and to develop and possibly put into production, the Company’s “Graha” coal concession in East Kalimantan, Indonesia (the “LOI”).  To move from the LOI to a final joint venture, the Company is required to fulfill certain diligence obligations to Indo.  If the diligence process is completed to Indo’s satisfaction, the proposed joint venture envisions an allocation of costs and responsibilities for the following (as more completely set forth in the attached LOI):

•	completing the exploration program on the Graha concession;
•
completing all permitting and land access activities, transportation studies, environmental studies, mining studies, marketing, and economic feasibility studies required to advance the project to a final investment decision; and,

•	if economic feasibility is established, and a positive “decision to mine” is taken, undertaking the construction activities required to bring the project into production.

The respective working interests in the proposed joint venture will be:

•	Indo—70%; and
•	The Company—30%.

In return for its 70 percent net working interest in the project, Indo will pay 100 percent of the future costs attributable to the exploration, feasibility, and development phases of the Graha project, thus providing the Company with a free carry from the date of this LOI until a “decision to mine” is made regarding the project.  Once a “decision to mine” is made, the Company and Indo will each pay their working interest share of all capital and operating costs from that point forward.

Further, Indo will pay the Company the total sum of US$1,300,000 in accordance with the following schedule:

•	US$100,000 during the due diligence period;
•	A further US$100,000 upon completion of successful due diligence; and
•	Following execution of a Joint Venture Agreement, Indo shall also remit, in seven equal monthly installments, the final sum of US$1,100,000.

The LOI is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Letter of Intent between Indo Mines Ltd. and Indo Energy Pty Ltd and KAL Energy, Inc. and Thatcher Mining Pte. Ltd. dated January 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAL ENERGY, INC.

January 26, 2008	By:	/s/ William Bloking
William Bloking
President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter of Intent between Indo Mines Ltd. and Indo Energy Pty Ltd and KAL Energy, Inc. and Thatcher Mining Pte. Ltd. dated January 20, 2009.